UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2009

Lightning Gaming, Inc.
(Exact name of registrant as specified in charter)

Nevada	000-52575	20-8583866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

106 Chelsea Parkway, Boothwyn, Pa 19061
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code) 610 494 5534

_____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 26, 2009, our wholly-owned subsidiary, Lightning Poker, Inc. (“LPI”), entered into an agreement with The Co-Investment Fund II, L.P. (“CI II”) to extend to June 30, 2010 the maturity date of promissory notes in the aggregate principal amount of $2,000,000 (plus accrued interest) issued by LP to CI II under an July 27, 2006 Loan Agreement.  Prior to the extension, the maturity date was June 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Lightning Gaming, Inc.

By:          /s/ Robert Ciunci
Robert Ciunci, Chief Financial Officer
Date:  April 1, 2009